UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 2, 2026

VERADIGM INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-32085	36-4392754
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

222 Merchandise Mart Chicago, Illinois	60654
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 800 334-8534

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	MDRX	N/A (OTC Expert Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On February 2, 2026, Veradigm Inc. (the “Company”) and Broadridge Corporate Issuer Solutions, LLC, as rights agent (the “Rights Agent”), entered into, that certain Amendment No. 6 to Stockholder Rights Agreement (“Amendment No. 6”), which amends the Stockholder Rights Agreement, dated as of February 26, 2024 (the “Rights Agreement”), by and between the Company and the Rights Agent, as amended by that certain Amendment No. 1 to Stockholder Rights Agreement, dated as of May 10, 2024 (“Amendment No. 1”), that certain Amendment No. 2 to Stockholder Rights Agreement, dated as of February 13, 2025 (“Amendment No. 2”), that certain Amendment No. 3 to Stockholder Rights Agreement, dated as of February 20, 2025 (“Amendment No. 3”), that certain Amendment No. 4 to Stockholder Rights Agreement, dated as of March 18, 2025 (“Amendment No. 4”), and that certain Amendment No. 5 to Stockholder Rights Agreement, dated as of August 20, 2025 (“Amendment No. 5”).

The Rights Agreement was originally entered into on February 26, 2024 and was scheduled to expire at the Close of Business (as defined in the Rights Agreement) on February 26, 2025. On May 10, 2024, the Company and the Rights Agent entered into Amendment No. 1, which amended and restated clause (iv) of the definition of “Beneficial Owner” under the Rights Agreement. On February 13, 2025, the Company and the Rights Agent entered into Amendment No. 2, which amended and restated the definition of “Passive Investor” under the Rights Agreement. On February 20, 2025, the Company and the Rights Agent entered into Amendment No. 3, which extended the Final Expiration Time (as defined in the Rights Agreement) to the Close of Business on August 20, 2025 and changed the Exercise Price (as defined in the Rights Agreement) for each one one-thousandth of a share of Series A Junior Participating Preferred Stock from $50.00 to $32.00 (and made other conforming changes to the Rights Agreement). On March 18, 2025, the Company and the Rights Agent entered into Amendment No. 4, which amended and restated the definitions of “Distribution Time” and “Exempt Person” under the Rights Agreement (and made other related changes to the Rights Agreement). On August 20, 2025, the Company and the Rights Agent entered into Amendment No. 5, which extended the Final Expiration Time (as defined in the Rights Agreement) to the Close of Business on February 20, 2026, deleted the definition of “Passive Investor” and amended and restated the definition of “Specified Percentage” under the Rights Agreement to increase from 10% to 20% the triggering threshold applicable to persons who are not eligible passive investors. On February 2, 2026, the Company and the Rights Agent entered into Amendment No. 6, which extended the Final Expiration Time (as defined in the Rights Agreement) to the Close of Business on December 31, 2026.

The foregoing description of the Rights Agreement, Amendment No. 1, Amendment No. 2, Amendment No. 3, Amendment No. 4, Amendment No. 5 and Amendment No. 6 does not purport to be complete and is qualified in its entirety by reference to the full text of the Rights Agreement, which is filed as Exhibit 4.1 to the Company’s Form 8-A filed on February 27, 2024, Amendment No. 1, which is filed as Exhibit 4.2 to the Company’s Form 8-K filed on May 10, 2024, Amendment No. 2, which is filed as Exhibit 4.3 to the Company’s Form 8-K filed on February 20, 2025, Amendment No. 3, which is filed as Exhibit 4.4 to the Company’s Form 8-K filed on February 20, 2025, Amendment No. 4, which is filed as Exhibit 4.5 to the Company’s Form 8-K filed on March 18, 2025, Amendment No. 5, which is filed as Exhibit 4.6 to the Form 8-K filed on August 20, 2025, and Amendment No. 6, which is filed as Exhibit 4.7 this Form 8-K, each of which is incorporated herein by reference.

Item 3.03.	Material Modification to Rights of Security Holders.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 3.03 by reference.

Item 7.01	Regulation FD Disclosure

On February 2, 2026, the Company issued a press release announcing the amendment of the Rights Agreement. A copy of that press release is furnished as Exhibit 99.1 to this Current Report and incorporated herein by reference. The information furnished pursuant to this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

4.1	Stockholder Rights Agreement, dated as of February 26, 2024, by and between the Company and Broadridge Corporate Issuer Solutions, LLC, as rights agent (which includes the Form of Rights Certificate as Exhibit B thereto) (incorporated by reference to Exhibit 4.1 to the Company’s Form 8-A, filed on February 27, 2024)

4.2	Amendment No. 1 to Stockholder Rights Agreement, dated as of May 10, 2024, by and between the Company and Broadridge Corporate Issuer Solutions, LLC, as rights agent (incorporated by reference to Exhibit 4.2 to the Company’s Form 8-K, filed on May 13, 2024)

4.3	Amendment No. 2 to Stockholder Rights Agreement, dated as of February 13, 2025, by and between the Company and Broadridge Corporate Issuer Solutions, LLC, as rights agent (incorporated by reference to Exhibit 4.3 to the Company’s Form 8-K, filed on February 20, 2025)

4.4	Amendment No. 3 to Stockholder Rights Agreement, dated as of February 20, 2025, by and between the Company and Broadridge Corporate Issuer Solutions, LLC, as rights agent (incorporated by reference to Exhibit 4.4 to the Company’s Form 8-K, filed on February 20, 2025)

4.5	Amendment No. 4 to Stockholder Rights Agreement, dated as of March 18, 2025, by and between the Company and Broadridge Corporate Issuer Solutions, LLC, as rights agent (incorporated by reference to Exhibit 4.5 to the Company’s Form 8-K, filed on March 18, 2025)

4.6	Amendment No. 5 to Stockholder Rights Agreement, dated as of August 20, 2025, by and between the Company and Broadridge Corporate Issuer Solutions, LLC, as rights agent (incorporated by reference to Exhibit 4.6 to the Company’s Form 8-K, filed on August 20, 2025)

4.7	Amendment No. 6 to Stockholder Rights Agreement, dated as of February 2, 2026, by and between the Company and Broadridge Corporate Issuer Solutions, LLC, as rights agent.

99.1	Press Release issued by Veradigm Inc. on February 2, 2026 regarding Amendment to Stockholder Rights Agreement.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERADIGM INC.

Date: February 2, 2026

	By:	/s/ Eric Jacobson
	Name:	Eric Jacobson
	Title:	Senior Vice President, Deputy General Counsel and Corporate Secretary